Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of NTL (Triangle) LLC (the “Company”) for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert Mackenzie as Director of NTL Group Limited, the sole managing member of the Company, and Scott E. Schubert, as Director of NTL Group Limited, the sole managing member of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director of NTL Group Limited,
the sole managing member of NTL (Triangle) LLC*
Date:	March 29, 2004

/s/ SCOTT E. SCHUBERT
Name:	Scott E. Schubert
Title:	Director of NTL Group Limited,
the sole managing member of NTL (Triangle) LLC*
Date:	March 29, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.

*                                         The Company has no Chief Executive Officer or Chief Financial Officer. Robert Mackenzie and Scott E. Schubert are Directors of NTL Group Limited, the sole managing member of the Company, and the latter is Chief Financial Officer of NTL Incorporated, the indirect parent of the Company.